Investor Presentation

August 4, 2009

Disclaimer & Forward-Looking Statements

Statements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions.

The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.

The Company’s capital strategy includes deployment of excess capital through acquisitions. The Company’s results reported above reflect the impact of acquisitions completed within the periods reported. Past and future acquisitions are expected to continue to impact the Company’s results in future periods.

Discussion Topics

•	Company Profile and Business Focus
•	Key 2009 Business Priorities
•	Highlights of Second Quarter 2009
•	Credit Quality
•	Organizational Strengths

NewAlliance Bank Executive Management Team

Name	Title	Years in Industry	Prior Experience
Peyton R. Patterson	Chairman & Chief Executive Officer	27	Dime Bancorp (NY) Chemical Bank/Chase Manhattan (NY) CoreStates Financial Corp. (PA)

C. Gene Kirby	President	24	SunTrust Bank (GA)

Gail E.D. Brathwaite	Executive Vice President & Chief Operating Officer	30	Dime Bancorp (NY)

Donald T. Chaffee	Acting Chief Financial Officer and Executive Vice President & Chief Credit Officer	37	Dime Bancorp (NY) Chase Manhattan Bank (NY)

Mark Gibson	Executive Vice President Chief Marketing Officer	25	BBVA/Compass Bank (AL) John Ryan Company (CT)

Koon-Ping Chan	Executive Vice President & Chief Risk Officer	31	Dime Bancorp (NY) Chase Manhattan Bank (NY)

Company Profile & Organizational Strengths

NewAlliance is a regional community bank with a significant southern New England presence.

▪	Top New England community bank
◊	87 branches in Connecticut and Massachusetts
◊	#4 bank headquartered in New England with $8.6bn in assets
▪	Strong credit quality driven by strong underwriting standards and risk management focus
◊	NPLs / Loans of 1.13%
▪	Robust capital levels with no participation in TARP
◊	10.49% tangible common equity ratio
◊	19.43% Tier 1 risk based ratio

Company Profile & Organizational Strengths
                        (continued)

▪	Strong balance sheet growth driven by sales culture and acquisitions
◊	14.4% asset growth CAGR since April 1, 2004
◊	7.0% deposit growth CAGR since April 1, 2004
◊	Successful acquisition history
▪	Strong financial performance with levers to enhance earnings power

The NewAlliance Franchise

[Map]

Credit Quality Trends — NAL vs. Peers
                           Delinquency Rates (30 day +)*

[CHART]

NewAlliance History
                                         Key Acquisitions (Dollars in Millions)

Announced Date	Target	Company Type	Key Markets¹	Deal Value	Total Assets
18-Jul-2006	Westbank Corporation	Bank	Springfield, MA Willimantic, CT Worcester, MA	$117	$717
12-Apr-2005	Cornerstone Bancorp	Bank	Bridgeport-Norwalk- Stamford, CT New Haven-Milford, CT	48	211
08-Mar-2005	Trust Company of Connecticut	Trust Company	Hartford, CT Willimantic, CT New Haven-Milford, CT	19	6
15-Jul-2003	Alliance Bancorp of New England	Thrift	Hartford, CT New Haven-Milford, CT	77	428
15-Jul-2003	Connecticut Bancshares	Thrift	Hartford, CT Willimantic, CT	611	2,542

1.  Based on the target's top MSAs by deposit market share at the time of the transaction.

Key 2009 Business Priorities

NewAlliance entered 2009 with a strong balance sheet and healthy capital levels. This placed us at a competitive advantage to grow the franchise and to focus on the core earnings of the company.
Priorities:
1.	Strengthen the margin
2.	Build “core” fee income momentum
3.	Maintain flat expenses
4.	Aggressively manage credit quality
5.	Seize opportunities to grow the franchise

Consolidated Statements of Income

	Three Months Ended
(Dollars in millions, unaudited)	June 30, 2009		March 31, 2009	June 30, 2008
Interest and dividend income	$94.1		$94.8	$99.2
Interest expense	44.2		46.8	50.9
Net interest income before provision	49.9		48.0	48.3
Provision	5.0		4.1	3.7
Net interest income after provision	44.9		43.9	44.6
Total non-interest income	15.3		14.3	14.5
Total non-interest expense	44.4		40.4	41.3
Income before income taxes	15.8		17.8	17.8
Income tax provision	5.7		6.2	6.0
Net income	$10.1		$11.6	$11.8
Basic and Diluted EPS	0.10	*	0.12	0.12
Net interest margin	2.63%		2.58%	2.67%

*Pro forma EPS exclusive of the FDIC special assessment of $4.0 million, net of tax of $2.6 million, was $0.13.

Highlights of Second Quarter 2009

Priority #1
Strengthen the Margin
Performance Against Goals – Linked Quarter Basis
•	Loan originations of $404 million, up $7.5 million (+1.9%)
•	Total deposits of $4.9 billion, up $200.3 million (+4.3%)
•	Core deposits of $3.3 billion, up $363.7 million (+12.2%); represents 68.8% of total deposits
•	Cost of deposits down 27 bps from end of March
•	Reduced wholesale borrowings by $110 million
•	Net Interest Margin is 2.63%, up 5 bp, despite loss of FHLB dividend (4 bps) (June ’09 = 2.65%)
•	Loan to deposit ratio improved from 105.8% to 99.8%

Quarterly Loan Originations

[CHART]

Quarter End Loan Balances

[CHART]

Quarter End Deposit Balances

[CHART]

Deposit Pricing Trends

[CHART]

Highlights of Second Quarter 2009

Priority #2
Build “Core” Fee Income
Performance Against Goals – Linked Quarter Basis
•	Overall non-interest income was up $1.0 million (+7.2%)
•	Depositor service charges up $1.0 million (+16.8)
•	Originating fixed rate mortgage loans for sale generated $1.5 million vs. $2.0 million
•	Trust fees were $1.4 million, up 11%

Highlights of Second Quarter 2009

Priority #3
Aggressively Manage Credit Quality
Performance Against Goals
•	Total delinquencies – 1.51%; down from May
•	NPL’s -- 1.13%; rate of increase declined from 31% to 9%
•	Net charge-offs -- 34 bp
•	Loan loss provision of $5.0 million; reserve of $51.5 million
•	Reserve grows from 1.02% to 1.06% of loans

Highlights of Second Quarter 2009

Priority #4
Maintain Flat Expenses
Performance Against Goals
•	Total non-interest expense, excluding the FDIC special assessment of $4.0 million, was flat from 1Q’09 and was $1.0 million lower than 2Q’08
•	Continue to execute on process improvements
•	Remain committed to year end guidance of flat expenses, excluding FDIC special assessment

Highlights of Second Quarter 2009

Priority #5
Seize Opportunities to Grow the Franchise
Performance Against Goals
•	Core deposits grew by $678 million, up 25% since June ‘08
•	Total Assets increased to $8.6 billion
•	Capital remains strong
▪	10.49% tangible common equity ratio
▪	19.43% Tier 1 risk based ratio
•	Poised to do attractive M & A transactions

Highlights of Second Quarter 2009

Priority #5 (continued)
Seize Opportunities to Grow the Franchise
Performance Against Goals
•	M & A strategy will focus on:
▪	FDIC assisted transactions
▪	“Healthy bank” transactions
▪	Branch divestitures

Last Twelve Months Stock Price Performance
                          July 31, 2009

[CHART]

Balance Sheet and Credit Quality

Balance Sheet

Dollars in millions	June 30, 2009	March 31, 2009	June 30, 2008
Assets
Cash	85.1	137.4	112.3
Investments	2,641.5	2,478.0	1,251.8
Loans held for sale	54.5	20.4	3.4
Loans, net	4,800.0	4,882.1	4,901.7
FHLB stock	120.8	120.8	120.8
BOLI	138.4	137.5	134.9
Goodwill & intangibles	566.8	568.9	576.2
Other	117.0	95.1	100.3
Total Assets	8,581.4	8,498.6	8,262.3
Liabilities
Deposits	4,862.5	4,662.2	4,331.0
Borrowings	2,212.6	2,341.7	2,454.6
Other	99.1	100.5	69.5
Total Liabilities	7,174.2	7,104.4	6,855.1
Shareholders’ equity	4,107.2	1,394.2	1,407.1
Total Liabilities & shareholders’ equity	8,581.4	8,498.6	8,262.3
● TCE/TA	10.49%	10.41%	10.81%
● TIER 1 RBC	19.43%	18.9	18.7
● TCE/RWA	18.8%	18.1	18.3

Residential Portfolio Snapshot
June 30, 2009

Total portfolio:                                $2.5 billion
Percent of total loans:                               51%

▪	Total delinquencies 1.52%
▪	Net credit losses 0.14%
▪	Updated FICO 748
▪	Updated LTV 61%

[CHART]

Residential Portfolio FICO Score Distribution
June 30, 2009

[CHART]

Residential Mortgage FICO/LTV/Volume Matrix
June 30, 2009

[CHART]

Home Equity Portfolio Snapshot
June 30, 2009

Total portfolio:                                        $719 million
Percent of total loans:                                          15%

▪	Total delinquencies 0.57%
▪	Net credit losses 0.08%
▪	Updated FICO 747 [CHART]
▪	Updated CLTV 66%
▪	Line utilization 47%

Total CRE Portfolio Snapshot
June 30, 2009

Total portfolio:                                $1.2 billion
Percent of total loans:                                25%

[CHART]

Construction to Perm Portfolio Snapshot
June 30, 2009

 Total portfolio:                                           $94.5 million
 Percent of total loans:                                              2%

▪	Non-performing loans 0.00%
▪	Net credit losses 0.00% [CHART]

Permanent CRE Portfolio Snapshot
June 30, 2009

Balanced distribution of risk

▪	Total delinquencies 1.24%
▪	Non-performing loan 1.02% [CHART]

▪	Net credit loss 0.56%

Residential Development Portfolio Snapshot
June 30, 2009

Total portfolio:                                             $36.6 million
Percent of total loans:                                            0.75%

▪	Total delinquencies 12.64%
▪	Net credit losses 2.89%
▪	Total condo portfolio $14.9 million [CHART]
▪	Total NPLs for condo portfolio $3.6 million

C&I Portfolio Snapshot
June 30, 2009

Total portfolio:                                      $436 Million
Percent of total loans:                                           9%

▪	Total delinquencies 3.03%
▪	Net credit losses 1.16%
[CHART]

C&I Portfolio Snapshot
June 30, 2009

[CHART]

Quarterly Net Charge-offs by Category
June 30, 2009

Dollars in thousands	Portfolio size	Net Charge-offs	%

Residential Mortgages	2,481,352	887.14

Consumer Loans	738,541	227.12

C&I	435,556	1,262	1.16

Commercial Real Estate (Permanent)	1,064,973	1,493.56

Commercial Construction	94,470	0.00

Residential Development	36,567	264	2.89

Total	4,851,458	4,133.34

Investment Portfolio
June 30, 2009

[CHART]

Gap Report
June 30, 2009

[CHART]

Outlook for 2009

Key 2009 Business Priorities

Priorities:
1.	Strengthen the margin
2.	Build “core” fee income momentum
3.	Maintain flat expenses
4.	Aggressively manage credit quality
5.	Seize opportunities to grow the franchise

Organizational Strengths

•	Management depth
•	Strong sales culture
•	Risk management; Strong asset quality
•	Regulatory compliance
•	Disciplined acquirer and integrator
•	Capital management